Investor Presentation May 2013 Exhibit 99.1

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview BEE’s Unique Value Proposition 1

o The only pure play high-end lodging REIT o High-end outperforms the industry in a recovery o Industry leading asset management expertise o Assets are in pristine condition o Embedded organic growth through revenue growth and ROI opportunities o Historically low supply growth environment, particularly in BEE markets o Replacement cost, excluding land, estimated at over $750,000 per key o Solid balance sheet positioned for growth The best investment proposition in the lodging space 2 BEE’s Unique Value Proposition

BEE’s Unique Value Proposition 3 High-end, Unique & Irreplaceable Portfolio Industry Leading Asset Management Platform Conservative Balance Sheet Management Disciplined Capital Allocation Strategy

Highlights o Best portfolio in public markets o Locations in high-barrier-to-entry markets o City-center and resort destinations o World-class amenities o Historically low supply growth Westin St. Francis Ritz-Carlton Laguna Niguel InterContinental Chicago BEE’s Unique Value Proposition 4 High-end, Unique & Irreplaceable Portfolio

Highlights o Highest EBITDA per room in competitive set o Market share penetration exceeds peak o Unique F&B offerings with strong ROI results o Maintaining fixed cost reductions in recovery o Strong relationships with and rigorous oversight of brand managers EBITDA Per Available Room Annual RevPAR Index BEE’s Unique Value Proposition Note: All metrics represent full-year 2012 results. BEE portfolio reflects Total United States portfolio as of 12/31/2012. Source: Public filings Source: Smith Travel Research 5 Industry Leading Asset Management Platform $81 $74 $71 $57 $53 $52 $0 $20 $40 $60 $80 $100 BEE LHO PEB SHO HST DRH 112.0 110.8 109.4 112.1 113.7 113.6 113.3 100.0 104.0 108.0 112.0 116.0 2007 2008 2009 2010 2011 2012 TTM

Key Stats (a) Net Debt/EBITDA 6.6x Net Debt+Pref /EBITDA 8.1x Net Debt/TEV 39.9% Avg. Maturity (yrs) 4.3 Unencumbered assets 2 Corporate liquidity (MM) $150.0 Mix of Debt Bank Debt 41.7% Life Insurance Co. 28.0% CMBS 30.3% Highlights o Reduced Net Debt / EBITDA to 6.6x from over 14.0x o Raised over $660 million in equity since 2010 o Refinanced property mortgages with staggered maturities o Executed an $86 million preferred equity tender at a 15% discount o Maintain focus on liquidity; two assets currently unencumbered BEE’s Unique Value Proposition 6 arch 31, 2013 Note: Assumes full extension periods for all loans. (a) EBITDA reflects mid-point of 2013 guidance range. Conservative Balance Sheet Management $106.5 $130.0 $96.9 $195.0 $355.0 $66.5 $172.9 $145.0 $300.0 Capacity $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 Bank Life Co. CMBS Corporate $367.9 $451.9

BEE's Unique Value Proposition

STRATEGIC Hotels & Resorts


Disciplined
Capital
Allocation
Strategy

Highlights

- Execution of complex and accretive restructurings
  - Hotel del Coronado and Fairmont Scottsdale Princess
- Assessment and development of ROI projects
  - InterContinental Miami
- Recent success in acquiring hotels through off-market transactions
  - Four Seasons Jackson Hole and Silicon Valley
- Maximized proceeds through well-timed asset sales
  - Marriott Champs Elysees and InterContinental Prague

JW Marriott Essex House



Hotel del Coronado



Fairmont Scottsdale Princess



LUXURY. OWNED AND MANAGED.™
7

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Company Overview 8

Properties % Rooms % 2012 Property EBITDA (1) % Urban 10 56% 5,180 63% $118.4 59% Resorts 8 44% 3,091 37% $81.9 41% Total 18 8,271 $200.3 (1) $ in millions and represents pro rata share Top-Tier Market Exposure Hotels in gateway urban cities and top tier resort locations Hamburg, Germany Chicago Lincolnshire Resort Punta Mita Resort Chicago Miami Santa Monica Beach Hotel Half Moon Bay La Jolla Washington, D.C. St. Francis Laguna Niguel London, England Scottsdale Jackson Hole Silicon Valley 9 New York

STRATEGIC Hotels & Resorts

Portfolio Well-Positioned to Enhance Cash Flow Growth

Notable 2012 capital projects

- Fairmont Scottsdale Princess – Meeting space expansion
- Hotel del Coronado – Guestrooms enhancement
- InterContinental Miami – Public space revitalization and restaurant re-concept
- Four Seasons Jackson Hole – Restaurant re-concept



Fairmont Scottsdale Princess Ballroom

Notable 2011 capital projects

- InterContinental Miami – Guestrooms enhancement
- InterContinental Chicago – Michael Jordan's Steak House



InterContinental Miami Guestroom

Notable 2010 capital projects

- Four Seasons Washington, D.C. – Retail outlet renovation
- Marriott Lincolnshire Resort – Lobby renovation
- Westin St. Francis – Michael Mina Steakhouse conversion
- InterContinental Chicago – Guestrooms enhancement



Westin St. Francis Michael Mina Bourbon Steak

LUXURY. OWNED AND MANAGED.™
10

In Progress / Planned Capital Projects

STRATEGIC Hotels & Resorts

Four Seasons Washington, D.C.
- ENO Wine Room
- Meeting space upgrade and expansion

InterContinental Chicago
- Guestrooms renovation

JW Marriott Essex House
- Execution of Property Improvement Plan
- F&B outlets repositioning

Loews Santa Monica
- Exterior façade upgrade

Marriott Lincolnshire
- Guestrooms renovation

Ritz-Carlton Laguna Niguel
- Guestrooms enhancement



2013 owner funded cap-ex forecasted in the $30.0 million to $35.0 million range

LUXURY. OWNED AND MANAGED.™

11

Fairmont Scottsdale Princess – Palomino Ballroom o Completed in 2012 o 40,000 square feet of indoor/outdoor meeting space o Investment totaled $22.8 million in owner-funded capital; funded 50 / 50 with joint-venture partner o Group room nights for 2013 projected to increase by 25% (22,000 room nights) o 2013 RevPAR expected to increase 13% with EBITDA increasing over 35% o Excellent feedback from meeting planners and guests 12

InterContinental Miami – Innovative Repositioning

STRATEGIC Hotels & Resorts

- Completed an approximate ~$30 million renovation:
  - Rooms and suites - $19 million
  - Lobby and restaurant - $10 million
  - Meeting space - $1 million

- Renovation includes a 19 story digital canvas illuminating the hotel exterior

- 2012 RevPAR increased over 15% and EBITDA increased 29%

- 2013 RevPAR and EBITDA expected to be at or near previous peak


INTER-CONTINENTAL



LUXURY. OWNED AND MANAGED.™

13

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Industry Update 14

-6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 198 9 199 1 199 3 199 5 199 7 199 9 200 1 200 3 200 5 200 7 200 9 201 1 Supply % Change Demand % Change o Lodging demand historically correlates with GDP (~80%) o Customer demographics for luxury / high-end very strong o Supply growth remains historically low and lack of active development pipeline U.S. Luxury Supply & Demand Change (TTM) Source: Smith Travel Research Demand growth exceeds supply growth by 290 bps which should result in significant ADR growth as recovery continues Luxury Lodging Supply & Demand Dynamics + 2.9% 15

54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% 72.0% 74.0% 76.0% 16 Source: Smith Travel Research, PKF, and PWC -20% -15% -10% -5% 0% 5% 10% 15% 20% 19 88 19 93 19 98 20 03 20 08 20 13 E Total U.S. Luxury Source: Smith Travel Research Luxury Outperformance: 4.4% CAGR Luxury Outperformance: 2.2% CAGR Annual % Change in RevPAR Trailing Twelve Month Occupancy o Luxury hotel RevPAR growth outperforms in a recovery o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or 8.9% annually o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually o Luxury occupancy exceeding recent cycle peaks Luxury outperformed Total U.S. hotels 2.0% - 4.0% in previous two downturns Luxury occupancy exceeding previous cycle peaks Luxury Hotels Outperform in a Recovery 16 Luxury Outperformance: 2.2% CAGR

ADR RevPAR EBITDA Per Available Room Non – Rooms Revenue Per Available Room Note: All metrics represent full-year 2012 results BEE portfolio reflects Total North American portfolio as of 12/31/2012 Source: Public filings BEE delivers industry leading results BEE Outperforms Competitors 17 $189 $174 $160 $142 $139 $134 $0 $50 $100 $150 $200 BEE PEB LHO HST SHO DRH $81 $74 $71 $57 $53 $52 $0 $20 $40 $60 $80 $10 BEE LHO PEB SHO HST DRH $171 $84 $79 $71 $59 $55 $0 $40 $80 $120 $160 $200 BEE PEB HST LHO SHO DRH $264 $214 $203 $191 $176 $175 $0 $60 $120 $180 $240 $300 BEE PEB LHO HST SHO DRH

53% 36% 11% Rooms Other Food & Beverage 66% 28% 6% Food & Beverage Other Roomso Total RevPAR is key top-line performance metric o Focus on maximizing RevPAR, non-rooms revenue, and EBITDA per room BEE Total Revenue Mix Peers Total Revenue Mix Note: All metrics represent the full-year 2012. BEE portfolio reflects the Total North American portfolio Peers include: DRH, HST, LHO, SHO Source: Public filings BEE revenue driven more heavily by non-rooms revenue relative to peers, maximizing EBITDA per available room BEE Revenue Mix Compared to Peers 18

~200 basis point outperformance (1) Portfolio includes Total North American portfolio for the full year 2012 Peers include: DRH, HST, LHO, PEB, & SHO Source: Public filings BEE’s margins significantly outperform when adjusted for same revenue mix Industry Leading Operating Margins 19 BEE (1) Peers Peer Margins at BEE's Room / F&B Mix Revenue Rooms 59% 71% 59% Food & Beverage 41% 29% 41% Total Rooms / F&B 100% 100% 100% Departmental Profit Margin Rooms 71% 74% 74% Food & Beverage 30% 27% 27% EBITDA 23% 26% 21%

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Operating Trends 20

0 200,000 400,000 600,000 800,000 1,000,000 2007 2008 2009 2010 2011 2012 2013 Definite through March Production in the year o Group pace remains the most reliable forward looking indicator Year-Over-Year Group Pace(1) Group room nights 11% below peak (2) (1) Group Pace excludes the JW Marriott Essex House (2) 2013 production in the year assumes same production as in 2012 Group room nights on the books for 2013 are up 4.5% compared to 2012; ADR up 3.3% compared to 2012 rate Group Booking Outlook 21 (2)

60% 64% 68% 72% 76% 2007 2008 2009 2010 2011 2012 2013F $140 $160 $180 $200 2007 2008 2009 2010 2011 2012 2013F $100 $120 $140 $160 $180 $200 2007 2008 2009 2010 2011 2012 2013F $120 $160 $200 $240 $280 7 08 09 0 2011 2012 2013F ADR: +1% from Peak RevPAR: -1% from Peak Occupancy ADR RevPAR Property EBITDA (in millions) Note: North America Same Store portfolio, excludes: Fairmont Scottsdale Princess, Hotel del Coronado, and JW Marriott Essex House. 2013 forecast assumes midpoint of guidance range. Operating performance improving; returning to peak Embedded Portfolio Growth 22

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Financial Overview 23

Accomplishments Since January 1st, 2010

STRATEGIC™ Hotels & Resorts

- Raised over $660 million in equity:
  - $333 mm follow-on public offering (May 2010)
  - $145 mm Woodbridge transaction acquiring two Four Seasons hotels plus PIPE (February 2011)
  - $70 mm equity placement to GIC for share in InterContinental Chicago (June 2011)
  - $115 mm overnight equity offering (April 2012)
- Asset sales:
  - Sold InterContinental Prague for €110.6mm (December 2010)
  - Sold leasehold position at Marriott Paris Champs-Elysees for approximately $60 million (April 2011)
  - Sold stake in BuyEfficient for $9mm (January 2011)
- Debt repayments:
  - Tendered and fully retired $180mm unsecured convertible recourse notes (May 2010)
- Hotel del Coronado complex restructuring (February 2011):
  - Negotiated new joint-venture with Blackstone and KSL
  - Closed new CMBS mortgage financing totaling $425mm
- Fairmont Scottsdale Princess complex restructuring (June 2011):
  - Negotiated new joint venture structure with Walton Street Capital
  - Negotiated amendment and extension to CMBS debt for four years at below market terms
- New line of credit (June 2011):
  - Reduced lenders in bank syndicate from 21 banks to 10 banks
  - Achieved three year term with one year extension
- Debt refinancings:
  - Seven property loans refinanced totaling nearly $900 million
- Preferred equity tender (December 2011):
  - Successfully tendered for approximately 22% of outstanding preferred equity at a 15% discount to par plus accrued preferred dividends
- Reinstatement of preferred equity dividends (June 2012):
  - Paid 14 quarters of preferred equity dividends
- Acquired the Essex House in New York City (September 2012):
  - Acquired a 51% interest in the property
  - Closed new mortgage financing totaling $190.0 million

LUXURY. OWNED AND MANAGED.™

24

1st Quarter 2013 Results (EBITDA in millions) 25 1st Quarter 2012 1st Quarter 2013 Operations (Total North America Portfolio) ADR $263 6.4% $280 RevPAR $180 6.0% $190 Total RevPAR $344 5.5% $363 EBITDA Margins 17.8% 110 bps 18.9% Corporate Results Comparable EBITDA $33.3 3.5% $34.5 Comparable FFO / share $0.02 -50.0% $0.01

(a) Portfolio excludes Fairmont Scottsdale Princess and the Hotel del Coronado 2013 Guidance (EBITDA in millions) 26 2012 Actual 2013 Guidance Operations (Same Store N.A. Portfolio) (a) RevPAR $181 5%-7% $190-$194 Total RevPAR $332 4%-6% $345-$352 EBITDA Margins 22.4% 75 - 125bps 23.2%-23.7% Corporate Results Comparable EBITDA $175 11%-20% $195-$210 Comparable FFO / share $0.26 27%-54% $0.33-$0.40

o The only pure play high-end lodging REIT o High-end outperforms the industry in a recovery o Industry leading asset management expertise o Assets are in pristine condition o Embedded organic growth through revenue growth and ROI opportunities o Historically low supply growth environment, particularly in BEE markets o Replacement cost, excluding land, estimated at over $750,000 per key o Solid balance sheet positioned for growth The best investment proposition in the lodging space 27 BEE’s Unique Value Proposition

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements. Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 28

Non-GAAP to GAAP Reconciliations 29 Reconciliation of Net Debt / TEV ($ in 000s) 1Q 2013 Consolidated Debt $1,320,587 Pro rata share of unconsolidated debt 239,400 Pro rata share of consolidated debt (134,910) Cash and cash equivalents (78,527) Net Debt $1,346,550 Market Capitalization $1,739,055 Total Debt 1,425,077 Preferred Equity 289,102 Cash and cash equivalents (78,527) Total Enterprise Value $3,374,707 Net Debt / Enterprise Value 39.9% Reconciliation f Net Debt + Preferred Equity / EBITDA ($ in 000s) 1Q 2013 (a) Preferred equity capitalization $289,102 Consolidated debt 1,320,587 Pro rata share of unconsolidated debt 239,400 Pro rata share of consolidated debt (134,910) Cash and cash equival nts (78,527) Net Debt + Preferreds $1,635,652 Comparable EBITDA $202,500 Net Debt + Preferreds / EBITDA 8.1x (a) Comparable EBITDA reflects mid-point of guidance range. Reconciliation of Net Debt / EBITDA ($ in 000s) 1Q 2013 (a) Consolidated debt $1,320,587 Pro rata share of unconsolidated debt 239,400 Pr rata share of consolidated d bt (134,910) Cash and cash equivalents (78,527) Net Debt $1,346,550 Comparable EBITDA $202,500 Net Debt / EBITDA 6.6x (b) Comparable EBITDA reflects mid-point of guidance range.

Non-GAAP to GAAP Reconciliations 30

Non-GAAP to GAAP Reconciliations 31

Non-GAAP to GAAP Reconciliations 32

33 Thank You